Provisions	12 Months Ended
Dec. 31, 2025
Disclosure Of Provision [Abstract]
Note 17 - Provisions
Note 17 – Provisions

A.	Composition and changes in the provision

Site restoration and equipment dismantling (1)	Legal claims	Other	Total
$ millions

Balance as of January 1, 2025	244	13	36	293
Provisions recorded during the year	11	13	2	26
Provisions reversed during the year	-	-	(9)	(9)
Payments during the year	(42)	(1)	-	(43)
Translation differences	18	2	2	22
Balance as of December 31, 2025	231	27	31	289

(1)	Main items under 'Site restoration and equipment dismantling':

a.
Spain – In 2018, a restoration plan was approved for the Suria and Sallent sites, which includes handling the salt piles and dismantling of facilities. The restoration plan at the Suria site is expected to continue until 2095, and at the Sallent site until 2072.

Estimation of the projected costs for the closure and restoration of the Sallent site – the main component of the estimated closure and restoration costs is attributed to the restoration of the salt pile. The Company is treating the salt pile by utilizing the salt for production and sale, including for de-icing purposes, and by processing and discharging the material into the sea via a Collector. As of December 31, 2025, the total provision for the closure and restoration of the Sallent site amounts to $65 million. This estimate is based on a long-term forecast of over 49 years and relies on available data. As such, actual costs required to restore the Sallent site may differ, even substantially, from the current provision. In the Company's estimation, the provision recorded reflects the best estimate of the expense required to settle this obligation.

b.
ICL Rotem – as of December 31, 2025, according to the Company's estimation, the provision for the restoration of the mining sites and waste repositories, for ICL Rotem's operations, amounted to $96 million. The provision is measured based on the present value of the cash flows, which relies on the Company's estimation of the future expense required for the restoration of the mining sites. The actual costs that may be required may differ, even substantially, from the current provision, as a result of the inherent complexity of such estimation, the Company's future decisions regarding the facilities and regulatory requirements.

c.
Bromine Israel (Neot Hovav) – pursuant to the Ministry of Environmental Protection, the Company is required to treat both solid waste of past periods which is stored in a designated defined area on the site's premises, and currently-produced waste created during the ongoing production processes in the plant. Waste treatment is partly conducted through a hydro-bromine acid recovering facility (BRU), operated by the Company. Part of the waste is sent for external designated treatment. As of December 31, 2025, the provision for prior periods waste treatment amounted to $18 million. In the Company's estimation, based on the information currently available to it, the provision included in its financial statements covers the estimated cost for treating prior periods waste.